Where Intelligence Meets Infrastructure® Investor Presentation November 12, 2024

2 Non-GAAP Measures In an effort to provide investors with additional information regarding the Company’s results as determined by accounting principles generally accepted in the United States (“GAAP”), the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. Adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are non-GAAP measures that the Company presents as performance measures because management uses these measures to evaluate the Company’s underlying performance on a consistent basis across periods and to make decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. Net debt and net debt leverage are non-GAAP measures that the Company presents as liquidity measures because management uses them to evaluate its capital management and financial position, and the investment community commonly uses them as measures of indebtedness. Free cash flow is a non-GAAP liquidity measure used to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation, which has been posted online at www.muellerwaterproducts.com. The Company does not reconcile forward-looking non-GAAP measures to the comparable GAAP measures, as permitted by Regulation S-K, as certain items, e.g., expenses related to corporate development activities, transactions, pension expenses/(benefits), corporate restructuring and non-cash asset impairment, may have not yet occurred, are out of the Company’s control or cannot be reasonably predicted without unreasonable efforts. Additionally, such reconciliation would imply a degree of precision and certainty regarding relevant items that may be confusing to investors. Such items could have a substantial impact on GAAP measures of the Company's financial performance.

3 Forward-Looking Statements This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the federal securities laws. All statements that address activities, events or developments that the Company intends, expects, plans, projects, believes or anticipates will or may occur in the future are forward-looking statements, including, without limitation, statements regarding outlooks, projections, forecasts, expectations, commitments, trend descriptions and the ability to capitalize on trends, value creation, Board of Directors and committee composition plans, long-term strategies and the execution or acceleration thereof, operational improvements, inventory positions, the benefits of capital investments, financial or operating performance including improving sales growth and driving increased margins, capital allocation and growth strategy plans, the Company’s product portfolio positioning and the demand for the Company’s products. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of the Company’s experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including, without limitation, logistical challenges and supply chain disruptions, geopolitical conditions, including the Israel-Hamas war, public health crises, or other events; inventory and in- stock positions of our distributors and end customers; an inability to realize the anticipated benefits from our operational initiatives, including our large capital investments in Decatur, Illinois, plant closures, and reorganization and related strategic realignment activities; an inability to attract or retain a skilled and diverse workforce, including executive officers, increased competition related to the workforce and labor markets; an inability to protect the Company’s information systems against further service interruption, risks resulting from possible future cybersecurity incidents, misappropriation of data or breaches of security; failure to comply with personal data protection and privacy laws; cyclical and changing demand in core markets such as municipal spending, residential construction, and natural gas distribution; government monetary or fiscal policies; the impact of adverse weather conditions; the impact of manufacturing and product performance; the impact of wage, commodity and materials price inflation; foreign exchange rate fluctuations; the impact of higher interest rates; the impact of warranty charges and claims, and related accommodations; the strength of our brands and reputation; an inability to successfully resolve significant legal proceedings or government investigations; compliance with environmental, trade and anti-corruption laws and regulations; climate change and legal or regulatory responses thereto; changing regulatory, trade and tariff conditions; the failure to integrate and/or realize any of the anticipated benefits of acquisitions or divestitures; an inability to achieve some or all of our goals and commitments in environmental and sustainability programs; and other factors that are described in the section entitled “RISK FACTORS” in Item 1A of the Company’s most recent Annual Report on Form 10-K and later filings on Form 10-Q, as applicable. Forward-looking statements do not guarantee future performance and are only as of the date they are made. The Company undertakes no duty to update its forward-looking statements except as required by law. Undue reliance should not be placed on any forward-looking statements. You are advised to review any further disclosures the Company makes on related subjects in subsequent Forms 10-K, 10-Q, 8-K and other reports filed with the U.S. Securities and Exchange Commission.

Mueller Water Products at a Glance

Highlights (1)

$1,315M Net Sales (FY2024)	**$284.7M** Adjusted EBITDA (FY2024)
6.3% Net Sales CAGR (5-Year FY20-FY24)	**21.7%** Adj. EBITDA % of Net Sales (FY2024)
$238.8M Cash Flow from Operations (FY2024)	**$191.4M** Free Cash Flow (FY2024)
$139.6M Net Debt (Sep. 30, 2024)	**0.5x** Net Debt to Adj. EBITDA (Sep. 30, 2024)
≈3,400 Employees Worldwide	**10** Manufacturing Facilities (4) **5** R&D Centers (4)

Geography (2)

(% of Consolidated Net Sales)


United States
Rest of World
Canada

Segments (2,3)

(% of Consolidated Net Sales)


Water Flow Solutions
Water Management Solutions



Products (2)

(% of Consolidated Net Sales)


Hydrants & Iron Gate Valves
Brass Products
Specialty Valves
Repair Products
Technology-Enabled

End Markets (2)

(% of Consolidated Net Sales)


60-65% Repair and replacement of municipal water infrastructure
25-30% Residential construction
≈10% Natural gas utilities and industrial applications



(1) See Q4FY24 earnings release and presentation, and SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures. 5-year period includes FY20, FY21, FY22, FY23, FY24.
(2) Consolidated net sales Information for geography, segments, products and end markets based on FY2024 information and estimates.
(3) Water Flow Solutions includes iron gate valves, specialty valves and service brass products. Water Management Solutions includes fire hydrants, repair and installation, natural gas, metering, leak detection, pressure control and software products.
(4) See Item 2. Properties in 10-K filing for more information.

MUELLER

4

5 Why Invest in Mueller LEADING BRANDS WITH LARGE INSTALLED BASE OF INNOVATIVE INFRASTRUCTURE PRODUCTS AND SOLUTIONS BENEFITING FROM LONG-TERM END MARKET DYNAMICS SUPPORTED BY AGING WATER INFRASTRUCTURE DRIVING OPERATIONAL EXCELLENCE AND EXPANDING CAPABILITIES TO FURTHER EXPAND GROSS MARGINS ENHANCING CUSTOMER EXPERIENCE TO DRIVE GROWTH THROUGH COMPREHENSIVE DISTRIBUTION NETWORK INCREASING MARGINS AND FREE CASH FLOW SUPPORT FUTURE INVESTMENTS AND GROWTH Continued investments in customer experience, product innovation and operational excellence support further net sales growth and margin improvements SUPPORTING STRATEGIC PRIORITIES THROUGH BALANCE SHEET WITH AMPLE CAPACITY, LIQUIDITY AND FLEXIBILITY

ESG is Core to Mueller

- 4th Annual ESG Report highlights commitment and ongoing progress to becoming more sustainable, innovative and impactful organization
- Committed to providing products and solutions that help cities and municipalities repair and replace their aging infrastructure, increase the resiliency of their distribution networks, respond to water-related climate impacts and ensure the health and safety of their communities

2023 ESG HIGHLIGHTS

- ~3% Reduction in Scope 1 and Scope 2 Emissions Intensity Compared with 2022 (1)
- ~90% Recycled Metal Used to Produce Our Products
- +15% Decrease in Waste Directed to Disposal Compared with 2022
- ~45,600 Metric Tons of Recycled Metal Used, vs. 22,644 Metric Tons of Waste Generated
- 5.8B Estimated Gallons of Water Loss Savings Generated for Clients by EchoShore® Leak Detection Since 2020
- MSCI Upgraded Mueller to Its Highest ESG Rating of AAA (2)
- Submitted Inaugural Climate-related Information to CDP

MSCI ESG RATINGS AAA

CDP DISCLOSER 2023

ESG PILLARS

PRODUCTS	ENVIRONMENT	HEALTH AND SAFETY
EMPLOYEES	COMMUNITIES	GOVERNANCE


MUELLER
2023 ESG REPORT

Learn more at Mueller Water Products 2023 ESG Report

(1) Includes addition of addition of the new brass foundry, six distribution centers and the Mueller corporate office in 2023.
(2) The use by Mueller Water Products, Inc. of any MSCI ESG Research LLC or its affiliates ("MSCI") data, and the use of MSCI logos, trademarks, service marks or index names herein, do not constitute a sponsorship, endorsement, recommendation, or promotion of Mueller Water Products, Inc. by MSCI. MSCI Services and data are the property of MSCI or its information providers, and are provided "as-is" and without warranty. MSCI names and logos are trademarks or service marks of MSCI.

MUELLER 6

7 Strategic Priorities to Drive Growth and Margin Improvement Supported by Purpose-driven Organization STRATEGIC PRIORITIES CONNECTING COMMUNITIES TO WATER, LIFE’S MOST ESSENTIAL RESOURCE, WITH EXCEPTIONAL PEOPLE, SOLUTIONS AND PRODUCTS IMPROVE OPERATIONAL EXCELLENCE AND EXPAND CAPABILITIES ACCELERATE SALES GROWTH THROUGH CUSTOMER EXPERIENCE AND INNOVATION FOSTER CULTURE THROUGH PURPOSE, COLLABORATION, INCLUSION AND EFFECTIVENESS INCREASE MARGINS AND FREE CASH FLOW TO SUPPORT FUTURE INVESTMENTS AND GROWTH PURPOSE CORE VALUES EXECUTE DIGITAL TRANSFORMATION TO DRIVE RESULTS RESPECTSAFETY TRUST INCLUSIONINTEGRITY

Products and Markets

9 History of Innovation for Water Infrastructure www.youtube.com/@Mueller-Water-Products www.muellerwaterproducts.comLearn more about Mueller Water Products

Uniquely Positioned to Address Opportunities with Utilities with Leading Infrastructure Products and Solutions and Large Installed Base

- Water-focused company with more than 90% of consolidated net sales associated with water
- Leading brands and municipal market specifications
- Large installed base of products used by customers for new construction and repair and replacement
- Approximately two-thirds of net sales related to repair and replacement activities of utilities
- Comprehensive distribution network and strong end-user relationships with end-markets served by limited number of suppliers
- Focused on driving best in class customer service supported by in-person and virtual training for end customers and channel partners

Learn more about Mueller Water Products

MUELLER

www.muellerwaterproducts.com

YouTube

www.youtube.com/@Mueller-Water-Products

Broad Portfolio of Products and Solutions With Leading Positions in Key Categories (1)

Products (2)
(% of Consolidated Net Sales)



Brass Products
Hydrants & Iron Gate Valves
Specialty Valves
Repair Products
Technology-Enabled

End Markets (2)
(% of Consolidated Net Sales)



60-65% Repair and replacement of municipal water infrastructure
25-30% Residential construction
≈10% Natural gas utilities and industrial applications






	Fire Hydrants	Iron Gate Valves	Butterfly Valves	Brass Products
	#1 Product Position	#1 Product Position	#1 Product Position	#2 Product Position
MUELLER	●	●	●	●
McWane	●	●	●	
ACIPCO	●	●		
DeZURIK			●	
A.Y. McDonald				●
Ford Meter Box				●

(1) Company estimates based on internal analysis and information from trade associations and distributor networks, where available.
(2) Consolidated net sales Information for geography, segments, products and end markets based on FY2024 information and estimates.

MUELLER

10

Water Utilities Are Facing Many Challenges

2024 Top 10 Concerns Facing Water Sector (1)

- Renewal and replacement of aging water infrastructure had been the top concern for decades, and was displaced in 2024 survey by watershed protection
- The scope of workforce and utility financial concerns broadened, as workforce issues replaced aging workforce and financial sustainability was added

1. Watershed/source water protection
2. Financing for capital improvements
3. Renewal and replacement of aging water infrastructure
4. Long-term drinking water supply availability
5. Financial sustainability
6. Public understanding of the value of water systems/services
7. Workforce issues
8. Groundwater management and overuse
9. Drought or periodic water shortages
10. Cybersecurity issues

Water Utilities in North America

- >50,000 water utilities and >14,000 wastewater utilities in U.S. and Canada (2)
- Around 4,400 water utilities, or 9% of the total, serve >80% of the estimated population served (>260M) (2)
- Approximately 14% of the U.S. population served by privately owned water systems, including investor-owned utilities (IOU) (3)

Distribution of Water Utilities in U.S. (2)

Market Tier (by population served)	# Water Utilities	% of Total Utilities	Estimated Population Served	% of Population Served
>100,000	448	0.9%	146.9M	46.8%
10,001 – 100,000	3,960	8.2%	114.4M	36.4%
3,300 – 10,000	4,940	10.2%	29.1M	9.3%
<3,300	39,230	80.7%	23.4M	7.5%

(1) 2024 AWWA State of the Water Industry Report
(2) Bluefield Research, June 2023, Total Addressable Market for Water & Wastewater Utilities.
(3) Bluefield Research, 2019, U.S. Private Water Utilities Report. Down the Water Funding.

MUELLER 11

12 Aging Pipe Infrastructure and Water Main Breaks Utah State Study on Water Main Break Rates (1) • Surveyed more than 800 water utilities with nearly 400,000 miles of water mains in the U.S. and Canada, representing approximately 17% of the estimated total length • Experience ≈260,000 water main breaks annually, which represent ≈$2.6 billion annually in maintenance and repair costs • Distribution pipes (12 in. and smaller) represent 86% of water mains with overall failure rates of 13.3 breaks/(100 miles-year) • 90% of installed or in-service water mains combination of PVC (29%), ductile iron (27%), cast iron (23%), asbestos cement (11%) • A total of 19.4% of installed water mains are beyond their useful lives, representing approximately 452,000 miles of pipe • More concerning is the breakage rates of cast iron and asbestos cement pipe, which make up 33% of the installed water mains in the U.S. and Canada − 86% of cast iron pipes are more than 50 years old and have overall failure rates of 28.6 breaks/(100 miles-year) − 41% of asbestos cement pipes are more than 50 years old and have overall failure rates of 10.3 breaks/(100 miles-year) (1) Utah State University, “Water Main Break Rates in the USA and Canada: A Comprehensive Study.“ December 2023, Professor Steven L. Barfuss, P.E. Distribution pipes are 12 inches or less in diameter. (2) Utah State University. “Water Main Break Rates in the USA and Canada: A Comprehensive Study,” March 2018, Steven Folkman. 13.3 Distribution pipe breaks per 100 miles per year (1) <1% replacement rate for pipe (2) 2.3 million miles of drinking water pipes in U.S. (1) 19% of installed water mains beyond useful life (1) 53 years Average age of failing water mains (1) 260,000 Pipe failures per year, or >700 per day (1)

Historical Underinvestment in Aging Water Infrastructure Has Created Significant Funding Deficit

Sources of Funding for U.S. Utilities

- For U.S. utilities, 96% of funding at state/local government level [(1)]
  - Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $7,800, up 22% since 2016 [(2)]
  - CPI for water and sewerage maintenance increased 5.2% in September 2024 and has historically exceeded CPI for all items and other utilities including natural gas, electricity, and postage [(3)]
  - U.S. municipal bond issuance of $385 billion in calendar 2023, declined after two years above $480 billion, with October 2024 YTD issuance of $446 billion up 39.3% y/y [(4)]
  - U.S. Federal government provides incentives for water utility projects such as Drinking Water State Revolving Funds (DWSRF) and Water Infrastructure Finance and Innovation Act (WIFIA) administered by the Environmental Protection Agency (EPA)
- Infrastructure Investment and Jobs Act ("IIJA" or "Infrastructure Bill"), signed Nov. 15, 2021, includes $55 billion of new funding dedicated to water, wastewater and stormwater infrastructure [(5)]
  - Represents highest level of federal spending in inflation-adjusted dollars since the mid-1970s
  - $55 billion includes $15 billion for lead service line (LSL) replacements and $10 billion to help address emerging contaminants (i.e., PFAS)
  - Existing state revolving funds (drinking water and clean water) are primary ways for funding to get allocated to projects
  - Emphasis on directing funds towards small and disadvantaged communities either as grants or forgivable loans
  - Increases domestic procurement requirements, known as "Build America, Buy America" (BABA), from 55% to 75% over 8-years

Funding Gap

- ASCE grade for drinking water infrastructure is C- and grade for wastewater infrastructure is D+ [(6)]
- Even if incremental IIJA funding establishes new capital investment baseline, annual investment gap will still grow to $146 billion by 2043 [(7)]
- Should funding revert to pre-IIJA levels after 2026, the annual investment gap would grow to $161 billion by 2043 [(7)]

Scenario: IIJA Spending Levels Remain Constant ($M)



Capital need
Capital spending
Spending gap
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2024 investment gap: $91 billion
2043 investment gap: $146 billion

(1) RAND Corporation 2017 Report titled "Not Everything is Broken."
(2) American Water Works Association 2021 Water and Wastewater Rate Survey.
(3) Bureau of Labor Statistics.
(4) Securities Industry and Financial Markets Association (SIFMA) as of November 8, 2024.
(5) Bluefield Research, May 2022, The Infrastructure Investment and Jobs Act: Breaking Down the Water Funding.
(6) ASCE: 2021 Report Card for America's Infrastructure
(7) American Society of Civil Engineers. *Bridging the Gap: The Power of Investment in Water.* May 2024.

MUELLER

13

14 Water Utilities Required to Address Lead in Water • EPA estimates 9.2 million LSLs in the U.S., U.S. territories, Puerto Rico, and DC, and estimated cost to replace LSLs ranges from $50 billion to $80 billion (in 2021 dollars) • Top 10 states are FL, IL, OH, PA, TX, NY, TN, WI, NC, NJ with >300,000 each Distribution of Lead Service Lines (LSLs) (1) • Presence of lead in drinking water, which can cause severe health consequences for consumers, is typically generated by lead-based pipelines, which carry effluent after it is treated • Lead and Copper Rule (LCR), initially established in 1991, with minor revisions in 2007 aimed to enhance customer awareness, treatment, LSL replacement, and monitoring • 2021 Lead and Copper Rule Revisions (LCRR) require that public water systems must comply, starting on Oct.16, 2024, by preparing and maintaining an inventory of service line materials, prioritizing disadvantaged communities and locations where children live and play Lead Service Line (LSL) Replacement Background (1) (1) U.S. EPA website at https://www.epa.gov/ground-water-and-drinking-water/revised-lead-and-copper-rule, and U.S. EPA 7th Drinking Water Infrastructure Needs Survey and Assessment. September 2023

Technology-Enabled Products and Solutions Help Address Critical Needs for Water Utilities

Challenges Facing Water Utilities

- Aging Infrastructure
- Non-Revenue Water
- Climate Change
- Population Shifts
- Urbanization
- Water Scarcity
- Aging Workforce
- Consumer Awareness
- Digitization

Mueller's Product Offerings

Fixed Leak Detection and Pipe Condition Assessment



Metering



Pressure Monitoring and Control





Monitor
Control
SENTRYX™
Water Intelligence Platform
Manage
Optimize

"Bluefield projects that total global digital water spend will scale at an 8.8% CAGR through 2030 with approximately 25% of total global digital water spend in the U.S." (1)

Bluefield Research, June 2022

(1) Bluefield Research, June 2022, "The Digital Water Revolution: Global Digital Water Market Forecast, 2022 - 2030."

MUELLER 15

Water Distribution Asset Management Technology to Monitor and Detect Emerging Leaks Before They Become Catastrophes

- Leak detection technologies used in a variety of ways to get actionable data on the structural integrity of pipes to estimate remaining pipe life and prioritize pipe replacement
- Fixed leak detection systems constantly monitor and detect emerging leaks before they surface on distribution mains
- For customers, these tools extend asset life, mitigate water loss, prevent catastrophic customer disruptions, and plan for the most cost-effective repair and replacement of pipe
- Mueller's technology incorporates artificial intelligence and machine learning tools and a dedicated Analysis team to deliver reliable leak alerts and accurately locate leaks, so utilities can save time in their investigation and repair work

East Point Case Study Video
https://vimeo.com/953167186/2aaefebf5a?share=copy

Pipe Condition Assessment Using ePulse®


Standard Monitoring
High Frequency
Critical Monitoring

EchoShore®-DX system Supported by Sentryx™ Water Intelligence platform



- Goal to identify a total of 7.7 billion gallons of water loss from EchoShore® leak detection technology between 2020 and 2027
- Since 2020, enabled our clients to identify an estimated 5.8 billion gallons of water loss

16

17 Large Capital Investments Supporting Operational Improvements and Expanding Capabilities • Benefits include accelerating product development, driving operational efficiencies, reducing duplicative expenses, expanding capabilities for American-made products and advancing sustainability goals • Capital expenditures as a percentage of consolidated net sales below 4% of net sales, after a multi-year period with capital expenditures above 4% of net sales, which was mainly driven by large capital projects • New brass foundry ramped up nicely and continue to anticipate closing legacy brass foundry by end of calendar 2024 Brass Foundry • Replacing century-old facility with new state-of-the-art facility, located in Decatur, IL, using a new lead-free brass alloy Specialty and Large Valve Manufacturing • Consolidated 5 facilities into new facility in Kimball, TN, and expanded capabilities at Chattanooga, TN facility • Increase capacity • Expand product development capabilities • Support sustainability goals with lower energy usage, reduced waste and enhanced safety • Increase capacity • Expand domestic manufacturing capabilities • Support increased demand for “Build America, Buy America” products Be ne fit s Be ne fit s

Financial Performance

Fourth Quarter and Full Year 2024 Highlights (1)

- Strong finish to a record year as Q4 Net Sales and Adj. EBITDA exceeded expectations
  - Delivered double-digit y/y increase in Net Sales in Q4 with healthy order levels that were supported by steady end market demand and focused customer service
  - Increased Q4 consolidated Gross Margin 250 bps. y/y due to higher volumes and improved operational execution
  - Increased Q4 Adj. EBITDA $17M y/y with 240 bps. improvement in Adj. EBITDA margin
- Achieved record levels for Net Sales, Gross Margin, Adj. EBITDA, Adj. Net Income per Diluted Share and Free Cash Flow in 2024
  - Exceeded $1.3B in annual consolidated Net Sales driven by return to normalized lead times, improvements in customer service and resilient end market demand
  - Increased full-year consolidated gross and Adj. EBITDA margins by >500 bps. y/y, supported by improving manufacturing performance, favorable price/cost, and disciplined SG&A spending
  - Delivered record Adj. Net Income per Diluted Share of $0.96 (+52.4% y/y)
  - Generated $191M of Free Cash Flow (+$130M y/y)

Fiscal 2024 (2)
(y/y or bps. vs. Fiscal 2023)

	Q4	Full Year
Net Sales	$348.2M +15.5%	$1,315M +3.1%
Gross Margin	31.8% +250 bps.	34.9% +520 bps.
Adjusted EBITDA	$72.5M +30.9%	$284.7M +40.9%
Adjusted Net Income per Diluted Share	$0.22 +15.8%	$0.96 +52.4%
Free Cash Flow	$69.9M +$28.6M	$191.4M +$130.0M

(1) Provided with Q4FY24 earnings call presentation on November 7, 2024.
(2) See Appendix for reconciliation of non-GAAP measures (Adjusted EBITDA, Adjusted Net Income per Diluted Share, Free Cash Flow) to their corresponding GAAP measures.

MUELLER 19

20 Free Cash Flow (Fiscal 2024) (1) • Achieved record level of cash flow in FY2024 • Increased FY2024 net cash provided by operating activities by $129.8M to $238.8M compared with prior year period − Increase primarily a result of improvements in working capital compared with the prior year and higher net income − In Q4, cash flow from operations benefited from the timing of accruals, including incentive compensation and benefits and other payments • Invested $47.4M in capital expenditures in FY2024 compared with $47.6M in prior year period • Increased FY2024 free cash flow $130.0M to $191.4M compared with prior year period − Delivered 127.4% free cash flow as % of adjusted net income, exceeding expectations $61.4 $191.4 $47.6 $47.4 $109.0 $238.8 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 $220.0 $240.0 $260.0 FY2023 FY2024 $ in M ill io ns Capital expenditures Free cash flow Cash provided by (used in) operating activities (1) See Appendix for reconciliation of non-GAAP measures to their corresponding GAAP measures.

21 Fiscal 2025 Outlook (1) • Net sales expected to be between $1,340M and $1,360M (+1.9% to +3.4% y/y) − Expect seasonality to be normalized with quarterly consolidated Net Sales highest in Q3 and lowest in Q1 with a sequential increase in consolidated Net Sales in Q2 as the construction season ramps up in the Spring − Believe municipal and new residential construction end markets will continue to be resilient • Adjusted EBITDA expected to be between $300M and $305M (+5.4% to +7.1% y/y) − Total SG&A expenses below 2024 due to benefit from lower amortization expense and incentive compensation, partially offset by commercial and IT investments, as well as inflationary pressures − Expect second half 2025 Adj. EBITDA margin to be higher than the first half, primarily driven by the seasonality of net sales and continuing manufacturing performance improvements, including anticipated benefits from the closure of our legacy brass foundry along with operational and supply chain efficiencies • Free cash flow expected to be >80% of adjusted net income − Includes $45M to $50M of capital expenditures − Assumes timing of liability accruals, which benefited Q4FY24 cash flow from operations (1) Provided with Q4FY24 earnings press release on November 6, 2024. (2) Pension expense other than service expected to be a $0.2M benefit to adjusted EBITDA in FY2025 vs. $4.0M expense in FY2024. (3) In 2025, annual amortization expense will decrease by approximately $18M due to customer relationship intangibles from 2005 becoming fully amortized. Fiscal 2025 Metrics (1) Consolidated Net Sales (y/y Growth) $1,340M to $1,360M (+1.9% to +3.4%) Adjusted EBITDA (2) (y/y Growth) $300M to $305M (+5.4% to +7.1%) Total SG&A Expenses (3) $236M to $240M Net Interest Expense $11M to $12M Effective Income Tax Rate 25% to 27% Depreciation and Amortization (3) $43M to $45M Capital Expenditures $45M to $50M Free Cash Flow % of Adjusted Net Income >80%

Strong Balance Sheet and Liquidity

Ample capacity, liquidity and flexibility to support our strategic priorities, including acquisitions

Credit Rating

- Moody's: Ba1 Corporate and Notes Ratings, Stable Outlook
- S&P: BB Corporate and Notes Ratings, Stable Outlook

Debt Structure

- $450M of 4.0% Senior Notes (mature June 2029)
- Asset based lending agreement ("ABL") provides up to $175M revolving credit facility subject to borrowing base (SOFR + 10 bps. + 150 to 175 bps.) with none outstanding (matures March 2029)

Net Debt Leverage & Liquidity

- $139.6M net debt with total debt of $449.5M and total cash of $309.9M as of September 30, 2024 (1)
- Net debt leverage at 0.5x as of September 30, 2024
- No debt financing maturities prior to June 2029
- $472.5M of total liquidity, including $162.6M of excess availability under the ABL as of September 30, 2024

Debt Maturities



FYE $ in millions
$500
$400
$300
$200
$100
$0
No debt financing repayments prior to June 2029
$450
FY2025
FY2026
FY2027
FY2028
FY2029

Financial Covenants

- No financial maintenance covenants on 4.0% Senior Notes
- ABL not subject to any financial maintenance covenants unless excess availability is less than the greater of $17.5M and 10% of the Loan Cap; consolidated Fixed Charge Ratio permitted to be <1x unless threshold is triggered

(1) 4.0% Senior Notes include $3.2M of deferred financing costs.

MUELLER 22

23 Balanced and Disciplined Capital Allocation • Disciplined capital investments in operations – Capital expenditures as a percentage of consolidated net sales below 4% of net sales, after a multi-year period with capital expenditures above 4% of net sales, which was mainly driven by large capital projects • Targeted approach to acquisitions – Expand product portfolio, leverage distribution network and manufacturing capabilities • Continued return of cash to shareholders through quarterly dividend and share repurchases – Paid quarterly dividend since becoming a publicly-traded company – Increased quarterly dividend 10 times since FY14 – Allocated $70M to share repurchases since FY19, including $10M in FY24, and have $80M remaining authorization on share repurchase program as of September 30, 2024 Shareholders 43% Balance Sheet* 6% Strategic Investments* 51% $252M to Shareholders - $182M dividends - $70M share repurchases 5-Year Cash Allocation (FY20-FY24)* $305M to Strategic Investments - $280M capital expenditures - $25M acquisitions * 5-year period includes FY20, FY21, FY22, FY23, FY24; Strategic Investments includes consolidated capital expenditures and cash paid for acquisitions of Pratt Industrial JV and i2O Water (excludes proceeds from sales of assets); Balance Sheet includes debt retirement and $22M payment for Walter Tax Settlement). Capital Allocation Priorities Balanced approach to capital allocation to strengthen and grow the business through capital investments and bolt-on acquisitions while continuing to return cash to shareholders

24 Investment Highlights LEADING BRANDS WITH LARGE INSTALLED BASE OF INNOVATIVE INFRASTRUCTURE PRODUCTS AND SOLUTIONS BENEFITING FROM LONG-TERM END MARKET DYNAMICS SUPPORTED BY AGING WATER INFRASTRUCTURE DRIVING OPERATIONAL EXCELLENCE AND EXPANDING CAPABILITIES TO FURTHER EXPAND GROSS MARGINS ENHANCING CUSTOMER EXPERIENCE TO DRIVE GROWTH THROUGH COMPREHENSIVE DISTRIBUTION NETWORK INCREASING MARGINS AND FREE CASH FLOW SUPPORT FUTURE INVESTMENTS AND GROWTH Continued investments in customer experience, product innovation and operational excellence support further net sales growth and margin improvements SUPPORTING STRATEGIC PRIORITIES THROUGH BALANCE SHEET WITH AMPLE CAPACITY, LIQUIDITY AND FLEXIBILITY

Supplemental Data

26 Historical Financial Performance • Achieved record levels for consolidated net sales, adjusted EBITDA and adjusted EBITDA margin in FY24 − Increased consolidated net sales and adjusted EBITDA at 6.3% and 7.5% CAGR, respectively, over last 5 years $916 $968 $964 $1,111 $1,247 $1,276 $1,315 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 FY18 FY19 FY20 FY21 FY22 FY23 FY24 Consolidated Net Sales $ in millions $180 $198 $191 $204 $195 $202 $285 $0 $50 $100 $150 $200 $250 $300 FY18 FY19 FY20 FY21 FY22 FY23 FY24 Consolidated Adjusted EBITDA (1) $ in millions NOTE: See SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures. 5-year period includes FY20, FY21, FY22, FY23, FY24. (1) Adjusted EBITDA excludes other charges of $19.7M in FY18, $43.3M in FY19, $13.2M in FY20, $25.7M in FY21, $18.5M in FY22, $15.9M in FY23 and $42.4M in FY24.

27 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Gross profit includes a charge of $8.7 million in connection with warranty obligations in Water Management Solutions. (2) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, and non-cash asset impairment. (3) The income tax expense of adjusting items reflects an effective tax rate of 35.4%, excludes goodwill impairment, and may be subject to rounding. Quarter ended September 30, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 200.3 $ 147.9 $ — $ 348.2 Gross profit (1) $ 66.2 $ 44.7 $ — $ 110.9 Selling, general and administrative expenses 24.6 23.6 14.9 63.1 Strategic reorganization and other charges (2) — 0.4 2.7 3.1 Goodwill impairment — 16.3 — 16.3 Operating income (loss) $ 41.6 $ 4.4 $ (17.6) $ 28.4 Operating margin 20.8% 3.0% 8.2 % Capital expenditures $ 15.0 $ 4.4 $ — $ 19.4 Net income $ 10.0 Net income margin 2.9 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 10.0 Warranty charge (1) 8.7 Strategic reorganization and other charges (2) 3.1 Goodwill impairment 16.3 Income tax expense of adjusting items (3) (4.2) Adjusted net income $ 33.9 Weighted average diluted shares outstanding 157.5 Net income per diluted share $ 0.06 Warranty charge per diluted share 0.06 Strategic reorganization and other charges per diluted share 0.02 Goodwill impairment per diluted share 0.10 Income tax expense of adjusting items per diluted share (0.02) Adjusted net income per diluted share $ 0.22

28 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended September 30, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 10.0 Income tax expense (4) 14.4 Interest expense, net (4) 3.0 Pension expense other than service (4) 1.0 Operating income (loss) $ 41.6 $ 4.4 $ (17.6) 28.4 Warranty charge (1) — 8.7 — 8.7 Strategic reorganization and other charges (2) — 0.4 2.7 3.1 Goodwill impairment — 16.3 — 16.3 Adjusted operating income (loss) 41.6 29.8 (14.9) 56.5 Pension expense other than service (4) — — (1.0) (1.0) Depreciation and amortization 10.1 6.9 — 17.0 Adjusted EBITDA $ 51.7 $ 36.7 $ (15.9) $ 72.5 Adjusted operating margin 20.8% 20.1% 16.2 % Adjusted EBITDA margin 25.8% 24.8% 20.8 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 89.3 Less capital expenditures 19.4 Free cash flow $ 69.9 (1) Gross profit includes a charge of $8.7 million in connection with warranty obligations in Water Management Solutions. (2) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, and non-cash asset impairment. (3) The income tax expense of adjusting items reflects an effective tax rate of 35.4%, excludes goodwill impairment, and may be subject to rounding. (4) The Company does not allocate interest, income taxes or pension expense other than service to its segments.

29 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Gross profit includes a charge of $5.7 million in connection with warranty obligations in Water Management Solutions. (2) Strategic reorganization and other (benefits) charges primarily relate to expenses associated with our leadership transition and severance. (3) The income tax expense of adjusting items reflects an effective tax rate of 16.9% and may be subject to rounding. Quarter ended September 30, 2023 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 161.5 $ 139.9 $ — $ 301.4 Gross profit (1) $ 47.5 $ 40.9 $ — $ 88.4 Selling, general and administrative expenses 20.0 24.7 9.5 54.2 Strategic reorganization and other (benefits) charges (2) (0.1) 0.5 8.9 9.3 Operating income (loss) $ 27.6 $ 15.7 $ (18.4) $ 24.9 Operating margin 17.1% 11.2% 8.3 % Capital expenditures $ 10.3 $ 4.9 $ — $ 15.2 Net income $ 17.2 Net income margin 5.7 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 17.2 Warranty charge (1) 5.7 Strategic reorganization and other charges (2) 9.3 Income tax expense of adjusting items (3) (2.5) Adjusted net income $ 29.7 Weighted average diluted shares outstanding 157.0 Net income per diluted share $ 0.11 Warranty charge per diluted share 0.04 Strategic reorganization and other charges per diluted share 0.06 Income tax expense of adjusting items per diluted share (0.02) Adjusted net income per diluted share $ 0.19

30 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended September 30, 2023 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 17.2 Income tax expense (4) 3.5 Interest expense, net (4) 3.3 Pension expense other than service (4) 0.9 Operating income (loss) $ 27.6 $ 15.7 $ (18.4) 24.9 Warranty charge (1) — 5.7 — 5.7 Strategic reorganization and other (benefits) charges (2) (0.1) 0.5 8.9 9.3 Adjusted operating income (loss) 27.5 21.9 (9.5) 39.9 Pension expense other than service (4) — — (0.9) (0.9) Depreciation and amortization 9.1 7.2 0.1 16.4 Adjusted EBITDA $ 36.6 $ 29.1 $ (10.3) $ 55.4 Adjusted operating margin 17.0% 15.7% 13.2 % Adjusted EBITDA margin 22.7% 20.8% 18.4 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 56.5 Less capital expenditures 15.2 Free cash flow $ 41.3 (1) Gross profit includes a charge of $5.7 million in connection with warranty obligations in Water Management Solutions. (2) Strategic reorganization and other (benefits) charges primarily relate to expenses associated with our leadership transition and severance. (3) The income tax expense of adjusting items reflects an effective tax rate of 16.9% and may be subject to rounding. (4) The Company does not allocate interest, income taxes or pension expense other than service to its segments.

31 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Year ended September 30, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 755.5 $ 559.2 $ — $ 1,314.7 Gross profit (1) $ 271.9 $ 187.1 $ — $ 459.0 Selling, general and administrative expenses 92.5 95.0 57.7 245.2 Strategic reorganization and other charges (2) 0.2 1.8 13.8 15.8 Goodwill impairment — 16.3 — 16.3 Operating income (loss) $ 179.2 $ 74.0 $ (71.5) $ 181.7 Operating margin 23.7% 13.2% 13.8 % Capital expenditures $ 31.1 $ 16.3 $ — $ 47.4 Net income $ 115.9 Net income margin 8.8 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 115.9 Warranty charge (1) 8.7 Strategic reorganization and other charges (2) 15.8 Goodwill impairment 16.3 Income tax expense of adjusting items (3) (6.5) Adjusted net income $ 150.2 Weighted average diluted shares outstanding 156.9 Net income per diluted share $ 0.74 Warranty charge per diluted share 0.06 Strategic reorganization and other charges per diluted share 0.10 Goodwill impairment per diluted share 0.10 Income tax expense of adjusting items per diluted share (0.04) Adjusted net income per diluted share $ 0.96 (1) Gross profit includes a charge of $8.7 million in connection with warranty obligations in Water Management Solutions. (2) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, certain transaction-related expenses, non-cash asset impairment, cybersecurity incidents expense and severance. (3) The income tax expense of adjusting items reflects an effective tax rate of 26.4%, excludes goodwill impairment, and may be subject to rounding.

32 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Year ended September 30, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 115.9 Income tax expense (4) 47.5 Other expense 1.6 Interest expense, net (4) 12.7 Pension expense other than service (4) 4.0 Operating income (loss) $ 179.2 $ 74.0 $ (71.5) 181.7 Warranty charge (1) — 8.7 — 8.7 Strategic reorganization and other charges (2) 0.2 1.8 13.8 15.8 Goodwill impairment — 16.3 — 16.3 Adjusted operating income (loss) 179.4 100.8 (57.7) 222.5 Pension expense other than service (4) — — (4.0) (4.0) Depreciation and amortization 38.3 27.7 0.2 66.2 Adjusted EBITDA $ 217.7 $ 128.5 $ (61.5) $ 284.7 Adjusted operating margin 23.7% 18.0% 16.9 % Adjusted EBITDA margin 28.8% 23.0% 21.7 % Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 0.8 Long-term debt 448.7 Total debt $ 449.5 Less cash and cash equivalents 309.9 Net debt $ 139.6 Debt leverage (debt divided by trailing twelve months’ adjusted EBITDA) 1.6x Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 0.5x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 238.8 Less capital expenditures 47.4 Free cash flow $ 191.4 (1) Gross profit includes a charge of $8.7 million in connection with warranty obligations in Water Management Solutions. (2) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, certain transaction-related expenses, non-cash asset impairment, cybersecurity incidents expense and severance. (3) The income tax expense of adjusting items reflects an effective tax rate of 26.4%, excludes goodwill impairment, and may be subject to rounding. (4) The Company does not allocate interest, income taxes or pension expense other than service to its segments.

33 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Year ended September 30, 2023 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 634.4 $ 641.3 $ — $ 1,275.7 Gross profit (1) $ 164.9 $ 214.6 $ — $ 379.5 Selling, general and administrative expenses 85.3 106.9 49.7 241.9 Strategic reorganization and other charges (2) — 1.7 8.5 10.2 Operating income (loss) $ 79.6 $ 106.0 $ (58.2) $ 127.4 Operating margin 12.5% 16.5% 10.0 % Capital expenditures $ 33.4 $ 14.2 $ — $ 47.6 Net income $ 85.5 Net income margin 6.7 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 85.5 Warranty charge (1) 5.7 Strategic reorganization and other charges (2) 10.2 Income tax expense of adjusting items (3) (3.4) Adjusted net income $ 98.0 Weighted average diluted shares outstanding 156.8 Net income per diluted share $ 0.55 Warranty charge per diluted share 0.04 Strategic reorganization and other charges per diluted share 0.07 Income tax expense of adjusting items per diluted share (0.03) Adjusted net income per diluted share $ 0.63 (1) Gross profit includes a charge of $5.7 million in connection with warranty obligations in Water Management Solutions. (2) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, other restructuring charges related to severance in addition to certain transaction-related expenses. (3) The income tax expense of adjusting items reflects an effective tax rate of 21.6% and may be subject to rounding.

34 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Gross profit includes a charge of $5.7 million in connection with warranty obligations in Water Management Solutions. (2) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, other restructuring charges related to severance in addition to certain transaction-related expenses. (3) The income tax expense of adjusting items reflects an effective tax rate of 21.6% and may be subject to rounding. (4) The Company does not allocate interest, income taxes or pension expense other than service to its segments. Year ended September 30, 2023 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 85.5 Income tax expense (4) 23.5 Interest expense, net (4) 14.7 Pension expense other than service (4) 3.7 Operating income (loss) $ 79.6 $ 106.0 $ (58.2) 127.4 Warranty charge (1) — 5.7 — 5.7 Strategic reorganization and other charges (2) — 1.7 8.5 10.2 Adjusted operating income (loss) 79.6 113.4 (49.7) 143.3 Pension expense other than service (4) — — (3.7) (3.7) Depreciation and amortization 32.8 29.5 0.2 62.5 Adjusted EBITDA $ 112.4 $ 142.9 $ (53.2) $ 202.1 Adjusted operating margin 12.5% 17.7% 11.2 % Adjusted EBITDA margin 17.7% 22.3% 15.8 % Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 0.7 Long-term debt 446.7 Total debt 447.4 Less cash and cash equivalents 160.3 Net debt $ 287.1 Debt leverage (debt divided by trailing twelve months’ adjusted EBITDA) 2.2x Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 1.4x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 109.0 Less capital expenditures 47.6 Free cash flow $ 61.4